SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2021 (April 27, 2021)

CORTLAND BANCORP INC
(Exact name of registrant as specified in its charter)

Ohio                                           001-38827                                    34-1451118
____________                           ____________                           ____________
(State or other jurisdiction              (Commission                           (I.R.S. Employer
of incorporation)                            File Number)                            Identification No.)

194 West Main Street, Cortland, Ohio 44410
__________________________________________________
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040
________________________________________________________

Not Applicable
_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CLDB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Compensatory Arrangements of Certain Officers

Awards granted under the 2015 Omnibus Equity Plan. On April 27, 2021, the Compensation Committee of Cortland Bancorp’s board of directors awarded 11,966 shares of restricted stock to President and CEO James M. Gasior, 11,280 shares to Executive Vice President and COO Timothy Carney and 5,000 shares to Senior Vice President and Chief Financial Officer David J. Lucido, all with an effective grant date of April 27, 2021. Awarded under the 2015 Omnibus Equity Plan, the shares vest in equal thirds on the first three anniversaries of the award date if the executive remains employed with Cortland Bancorp, but the awards will be fully vested if a change in control occurs. With an effective grant date of April 27, 2021, the price of the stock is $23.00 per share.

Item 8.01 Other Events

Director Equity Grants. On April 27, 2021, Cortland Bancorp’s Board of Directors awarded each director other than Chairman Timothy K. Woofter 193 shares of fully vested stock.  With an effective grant date of April 27, 2021, the price of the stock is $23.00 per share.  Chairman Timothy K. Woofter received 210 shares of fully vested stock.

Item 9.01(d) Exhibit

10.36.4	Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.36.4 of the Form 8-K/A, filed with the SEC on March 23, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp

Date: April 30, 2021	By:	/s/ James M. Gasior
James M. Gasior
	Its:	President & Chief Executive Officer